Exhibit 99.1

eGain Reports New SaaS Bookings Growth of 88% and Backlog Growth

of 43% Year Over Year in Q3 2017

Sunnyvale, Calif. (May 10, 2017) – eGain (NASDAQ: EGAN), a leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2017 third quarter ended March 31, 2017.

The following SaaS-related financial highlights reflect the company’s progress following completion of its transition to a SaaS revenue model:

•	New SaaS bookings (non-GAAP) was $4.6 million, up 47% sequentially and up 88% year over year (89% on a constant currency basis with the prior year).
•

Total annual contract value (ACV) (non-GAAP) was $44.8 million at the end of Q3, up 7% on a constant currency basis with the prior year despite the impact of a previously announced, one-time $5 million reduction in ACV in the quarter due to the transition of one customer away from the cloud.

•	Total backlog (non-GAAP) was $53.5 million at the end of the fiscal third quarter, up 43% year over year (50% on a constant currency basis with the prior year).

Ashu Roy, eGain CEO, commented, “We generated solid sequential and year-over-year growth in our new SaaS bookings during the third quarter. Our transition to a SaaS revenue model is complete, and we look forward to more predictable SaaS type revenue growth in fiscal 2018 and beyond.”

Eric Smit, eGain CFO, added, “Operating expenses for the first nine months are down 21 percent year over year, reflecting our improved operating efficiencies. We generated $2.8 million in cash from operations in the quarter,  which puts us at $1.5 million in net cash from operations year to date. With the improved cash flow, we paid down approximately $2 million from our loan during the quarter and are pleased to have successfully executed the transition of our business model through internal cash generation.”

Fiscal 2017 Third Quarter Financial Summary

Total revenue for the fiscal 2017 third quarter was $13.9 million ($15.0 million on a constant currency basis with the prior year), compared to $16.3 million in the same quarter a year ago. Subscription and support revenue was $10.1 million ($11.0 million on a constant currency basis with the prior year), compared to $10.3 million in the same quarter a year ago. Professional services revenue was $2.6 million, compared to $2.8 million in the prior year quarter. License revenue was $1.2 million, compared to $3.2 million in the same quarter a year ago, reflecting the company’s transition to a SaaS based business.

Gross margin for the fiscal 2017 third quarter was 59%, compared to 65% in the same quarter a year ago. GAAP net loss improved to $2.5 million, or $(0.09) per share on a basic and diluted basis, compared to a GAAP net loss of $3.0 million, or $(0.11) per share on a basic and diluted basis, for the same quarter a year ago. Adjusted EBITDA for the fiscal 2017 third quarter was a loss of $814,000, compared to adjusted EBITDA loss of $280,000 in the same quarter a year ago.

Fiscal 2017 First Nine Months Financial Summary

Total revenue for the nine months ended March 31, 2017 was $43.6 million ($47.6 million on a constant currency basis with the prior year), compared to $51.8 million in the same period last year. Subscription and support revenue was $32.0 million ($34.8 million on a constant currency basis with the prior year), compared to $32.0 million in the same period last year. Professional services revenue was $7.4 million, compared to $9.1 million in the prior year period. License revenue was $4.2 million, compared to $10.7 million in the same period last year.

Gross margin for the nine months ended March 31, 2017 was 64%, compared to 65% for the same period last year. GAAP net loss improved to $6.0 million, or $(0.22) per share on a basic and diluted basis, compared to a GAAP net loss of $7.6 million, or $(0.28) per share on a basic and diluted basis, for the same quarter a year ago. For the nine months ended March 31, 2017, adjusted EBITDA was a loss of $55,000, compared to adjusted EBITDA loss of $6,000 in for the same period a year ago.

Non-GAAP Financial Measures

These reported results include New SaaS Bookings, Annual Contract Value (ACV), Backlog, Constant Currency and Adjusted EBITDA as supplemental information relating to our operating results. Adjusted EBITDA is a non-GAAP financial measure, defined as net income/(loss), adjusted for the impact of purchase accounting adjustments to deferred revenue related to acquisitions, depreciation and amortization, stock-based compensation expense, interest expense, net, income tax provision, amortization of acquired intangible assets and severance and related charges. ACV is defined as the annualized value of the contractual obligations in place at the end of the reporting period. We define New SaaS Bookings as being the annualized value of new cloud, support and term license contractual obligations signed in the quarter. Backlog presented is derived from the deferred revenue on balance sheet plus unbilled and uncollected contractual commitments. Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.  Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Quarterly Conference Call

eGain will discuss its quarterly results today via teleconference at 2:00 p.m. Pacific Standard Time. To access the live call, please dial (888) 339-3503 (U.S. toll free) or (719) 785-1753 (international), and give the participant pass code 3761311. A live webcast of the call and slide presentation can be accessed from the investors section at www.egain.com. A replay of the conference call will also be available via telephone beginning approximately two hours after conclusion of the call and remain in effect for one week. To access the replay dial-in information, please click here. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in an omnichannel world. To learn more about eGain, visit www.egain.com.

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include our belief that we have successfully completed our transition to a SaaS based business, that we are seeing and will continue to see benefits to the Company from this transition and that SaaS based revenue will be more predictable to a SaaS based business, among other matters. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to: risks that our SaaS based revenue model and lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; the success of organization changes; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks associated with new product releases; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s filings with the Securities and Exchange Commission, including eGain’s annual report on Form 10-K filed on September 13, 2016 and quarterly reports on Form 10-Q for the quarters ended September 30, 2016 and December 31, 2016, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Group Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egain@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,	June 30,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$10,345	$11,780
Restricted cash	6	5
Accounts receivable, net	7,745	11,876
Deferred commissions	773	787
Prepaid expenses	1,262	1,480
Other current assets	378	426
Total current assets	20,509	26,354
Property and equipment, net	1,240	1,688
Deferred commissions, net of current portion	645	325
Intangible assets, net	3,252	4,839
Goodwill	13,186	13,186
Other assets	2,005	1,671
Total assets	$40,837	$48,063

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$2,624	$2,099
Accrued compensation	4,221	5,642
Accrued liabilities	2,680	5,670
Deferred revenue	15,811	12,672
Capital lease obligations	178	329
Bank borrowings	787	828
Total current liabilities	26,301	27,240
Deferred revenue, net of current portion	3,851	3,045
Capital lease obligations, net of current portion	64	153
Bank borrowings, net of current portion	18,391	20,223
Other long term liabilities	1,727	1,679
Total liabilities	50,334	52,340
Stockholders' deficit:
Common stock	27	27
Additional paid-in capital	343,275	342,689
Notes receivable from stockholders	(81)	(81)
Accumulated other comprehensive loss	(1,494)	(1,663)
Accumulated deficit	(351,224)	(345,249)
Total stockholders' deficit	(9,497)	(4,277)
Total liabilities and stockholders' deficit	$40,837	$48,063

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2017	2016	2017	2016
Revenue:
Subscription and support	$10,137	$10,330	$31,982	$31,955
License	1,156	3,169	4,224	10,659
Professional services	2,557	2,792	7,388	9,139
Total revenue	13,850	16,291	43,594	51,753
Cost of subscription and support	3,149	3,141	8,876	9,335
Cost of license	24	8	35	24
Cost of professional services	2,486	2,572	6,875	8,809
Total cost of revenue	5,659	5,721	15,786	18,168
Gross profit	8,191	10,570	27,808	33,585
Operating expenses:
Research and development	3,360	4,208	10,266	12,124
Sales and marketing	5,102	7,126	15,883	21,412
General and administrative	1,560	1,892	5,053	6,031
Total operating expenses	10,022	13,226	31,202	39,567
Loss from operations	(1,831)	(2,656)	(3,394)	(5,982)
Interest expense, net	(470)	(512)	(1,351)	(1,521)
Other income (expense), net	12	345	47	512
Loss before income tax provision	(2,289)	(2,823)	(4,698)	(6,991)
Income tax provision	(226)	(178)	(1,277)	(625)
Net loss	$(2,515)	$(3,001)	$(5,975)	$(7,616)

Per share information:
Basic and diluted net loss per common share	$(0.09)	$(0.11)	$(0.22)	$(0.28)
Weighted average shares used in computing basic and diluted net loss per common share	27,105	27,070	27,107	27,043

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$67	$201	$201
Research and development	437	437	1,311	1,311
Sales and marketing	—	173	67	518
General and administrative	—	19	8	56
	$504	$696	$1,587	$2,086

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$33	$44	$112	$204
Research and development	57	104	226	374
Sales and marketing	1	46	117	116
General and administrative	39	52	134	294
	$130	$246	$589	$988

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2017	2016	2017	2016
Revenue	$13,850	$16,291	$43,594	$51,753
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	9	19	33	58
Non-GAAP Revenue	$13,859	$16,310	$43,627	$51,811

Adjusted EBITDA
Net loss	$(2,515)	$(3,001)	$(5,975)	$(7,616)
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	9	19	33	58
Depreciation and amortization	288	506	962	1,598
Stock-based compensation expense	130	246	589	988
Interest expense, net	470	512	1,351	1,521
Income tax provision	226	178	1,277	625
Amortization of acquired intangible assets	504	696	1,587	2,086
Severance and related charges	74	564	121	734
Adjusted EBITDA	$(814)	$(280)	$(55)	$(6)

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	March 31,		Growth	Constant currency
	2017	2016	rates	growth rates [4]
Total subscription and support ACV [1]	$44,760	$44,741	—%	7%

Backlog [2]	$53,450	$37,502	43%	50%

	Three Months Ended				Nine Months Ended
	March 31,		Growth	Constant currency	March 31,		Growth	Constant currency
	2017	2016	rates	growth rates [4]	2017	2016	rates	growth rates [4]

Gross bookings [3]	$21,000	$12,800	64%	68%	$50,340	$47,000	7%	19%

Revenue:
GAAP Subscription and support	$10,137	$10,330	(2)%	6%	$31,982	$31,955	—%	9%
GAAP License	1,156	3,169	(64)%	(60)%	4,224	10,659	(60)%	(57)%
GAAP Professional services	2,557	2,792	(8)%	—%	7,388	9,139	(19)%	(10)%
GAAP total revenue	13,850	16,291	(15)%	(8)%	43,594	51,753	(16)%	(8)%
Purchase accounting adjustments to deferred revenue related to acquisitions	9	19			33	58
Non-GAAP revenue	$13,859	$16,310	(15)%	(8)%	$43,627	$51,811	(16)%	(8)%

Cost of revenue:
GAAP subscription and support	$3,149	$3,141			$8,876	$9,335
Add back:
Depreciation and amortization	(183)	(309)			(620)	(972)
Amortization of acquired intangible assets	(67)	(67)			(201)	(201)
Severance and related charges	—	(36)			(10)	(36)
Non-GAAP subscription and support	$2,899	$2,729			$8,045	$8,126

GAAP professional services	$2,486	$2,572			$6,875	$8,809
Add back:
Depreciation and amortization	(24)	(46)			(78)	(173)
Stock-based compensation expense	(33)	(44)			(112)	(204)
Severance and related charges	—	(26)			—	(26)
Non-GAAP professional services	$2,429	$2,456			$6,685	$8,406

GAAP total cost of revenue	$5,659	$5,721			$15,786	$18,168
Add back:
Depreciation and amortization	(207)	(355)			(698)	(1,145)

Stock-based compensation expense	(33)	(44)			(112)	(204)
Amortization of acquired intangible assets	(67)	(67)			(201)	(201)
Severance and related charges	—	(62)			(10)	(62)
Non-GAAP total cost of revenue	$5,352	$5,193	3%	8%	$14,765	$16,556	(11)%	(4)%

Gross profit:
Non-GAAP subscription and support	$7,247	$7,620			$23,970	$23,887
Non-GAAP license	1,132	3,161			4,189	10,635
Non-GAAP professional services	128	336			703	733
Non-GAAP gross profit	$8,507	$11,117	(23)%	(15)%	$28,862	$35,255	(18)%	(10)%

Operating expenses:
GAAP research and development	$3,360	$4,208			$10,266	$12,124
Add back:
Depreciation and amortization	(32)	(59)			(105)	(208)
Stock-based compensation expense	(57)	(104)			(226)	(374)
Amortization of acquired intangible assets	(437)	(437)			(1,311)	(1,311)
Severance and related charges	(10)	(5)			(10)	(5)
Non-GAAP research and development	$2,824	$3,603	(22)%	(18)%	$8,614	$10,226	(16)%	(11)%

GAAP sales and marketing	$5,102	$7,126			$15,883	$21,412
Add back:
Depreciation and amortization	(32)	(59)			(104)	(177)
Stock-based compensation expense	(1)	(46)			(117)	(116)
Amortization of acquired intangible assets	—	(173)			(67)	(518)
Severance and related charges	(64)	(406)			(91)	(576)
Non-GAAP sales and marketing	$5,005	$6,442	(22)%	(15)%	$15,504	$20,025	(23)%	(16)%

GAAP general and administrative	$1,560	$1,892			$5,053	$6,031
Add back:
Depreciation and amortization	(17)	(33)			(55)	(68)
Stock-based compensation expense	(39)	(52)			(134)	(294)
Amortization of acquired intangible assets	—	(19)			(8)	(56)
Severance and related charges	—	(91)			(10)	(91)
Non-GAAP general and administrative	$1,504	$1,697	(11)%	(8)%	$4,846	$5,522	(12)%	(7)%

GAAP operating expenses	$10,022	$13,226			$31,202	$39,567
Add back:
Depreciation and amortization	(81)	(151)			(264)	(453)
Stock-based compensation expense	(97)	(202)			(477)	(784)
Amortization of acquired intangible assets	(437)	(629)			(1,386)	(1,885)
Severance and related charges	(74)	(502)			(111)	(672)
Non-GAAP operating expenses	$9,333	$11,742	(21)%	(15)%	$28,964	$35,773	(19)%	(13)%

[1] Annual Contract Value (ACV) is defined as the annualized value of the contractual obligations in place at the end of the reporting period.

[2] Backlog presented are derived from the deferred revenue on our balance sheets plus unbilled and uncollected contractual commitments.

[3] Gross bookings presented are derived from GAAP revenue plus the change in Backlog from the beginning and the end of the reporting period.

[4] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.